SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)
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         Tennessee                      001-11421               61-0502302
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(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation)                                               Identification No.)


                                100 Mission Ridge
                         Goodlettsville, Tennessee 37072
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               (Address of Principal Executive Offices) (Zip Code)
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       Registrant's telephone number, including area code: (615) 855-4000


          (Former name or former address, if changed since last report)

ITEM 9.    REGULATION FD DISCLOSURE

On June 24, 2002, Dollar General Corporation (the "Company") issued a news release announcing that the Company has completed the financing of its previously announced $450 million revolving credit facility. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Dollar General Corporation
                                                  (Registrant)


June 24, 2002                                By: /s/ Renee M.N. Yuen
                                                 -----------------------
                                                 Renee M.H. Yuen
                                                 Assistant Secretary



Exhibit Index
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Exhibit No.         Item

99.1                News release of June 24, 2002